PROMISSORY NOTE

$18,000.00 Date: April 24, 2018

For value received, the undersigned William J. Delgado (the "Borrower"), at 6220 Main Ave. #2, Orangevale, California 95662, promises to pay to the order of Riptide Capital, LLC the sum of $30,000.00 on May 25, 2018 (Original $18,000 plus fees).

I. TERMS OF REPAYMENT

A. Payments

All sums are due and payable no later than May 25, 2018. Payments made after that date will incur a penalty of $1,000 for every seven days until paid in full.

II. MISCELLANEOUS

All payments of principal and interest on this Note shall be paid in the legal currency of the United States. The Borrower waives presentment for payment, protest, and notice of protest and demand of this Note.

No delay in enforcing any right of the Lender under this Note, or assignment by Lender of this Note, or failure to accelerate the debt evidenced hereby by reason of default in the payment of a monthly installment or the acceptance of a past-due installment shall be construed as a waiver of the right of Lender to thereafter insist upon strict compliance with the terms of this Note without notice being given to Borrower. All rights of the Lender under this Note are cumulative and may be exercised concurrently or consecutively at the Lender's option.

This note may not be amended without the written approval of the holder.

III. GOVERNING LAW

This Note shall be construed in accordance with the laws of the State of New York.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement has been executed and delivered in the manner prescribed by law as of the date first written above.

Borrower:
William J. Delgado

By:______________________________
William J. Delgado

Lender:
Riptide Capital, LLC

By:______________________________